SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):     March 24, 2003



                              GAVELLA CORP.
           (Exact name of registrant as specified in charter)



  Delaware                   000-31143              22-3742159
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                         215 West Main Street
                     Maple Shade, New Jersey  08052
                (Address of principal executive offices)


Registrant's telephone number, including area code      (856) 667-0600


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ITEM 5.  OTHER EVENTS.
---------------------

On March 24, 2003, the limited partnership agreement of S.V.G Properties, L.P. was amended to reflect the purchase of a 49% interest in S.V.G. Properties, L.P. by Harry J. Santoro, President of the registrant, from Spring Village Holdings, Inc., the wholly owned subsidiary of registrant, for consideration of $50,000. Spring Village Holdings, Inc. now owns a 31% interest in S.V.G. Properties, L.P., consisting of a 4.5% general partnership interest plus a 26.5% limited partnership interest. Spring Village Holdings, Inc. remains the sole general partner and is in exclusive control of the partnership.


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
                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GAVELLA CORP.

                                          /s/ Harry J. Santoro
DATED: March 28, 2003
                                          By: Harry J. Santoro
                                              President





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